  THE AMERICAS
     INCOME
     TRUST                          [PHOTO]

  *     *     *
  ANNUAL REPORT
      1995

                               TABLE OF CONTENTS


AVERAGE ANNUALIZED TOTAL RETURNS ...  1
LETTER TO SHAREHOLDERS .............  2
FINANCIAL STATEMENTS AND NOTES .....  8
INVESTMENTS IN SECURITIES........... 21
INDEPENDENT AUDITORS' REPORT ....... 25
FEDERAL TAX INFORMATION ............ 26
SHAREHOLDER UPDATE ................. 27


THE AMERICAS INCOME TRUST
The Americas Income Trust is a non-diversified, closed-end fund. The fund's primary investment objective is to provide a high level of current income and its secondary objective is to seek long-term capital appreciation. To realize its objectives, the fund primarily invests in debt securities that are issued by issuers located in the United States, Canada and Mexico and denominated in the currencies of those countries.


Debt securities that the fund may invest in include: mortgage-related securities, including mortgage derivative securities; asset-backed securities; structured securities, including foreign linked index securities; municipal obligations; Brady bonds and corporate debt securities; and U.S. and foreign government securities.

Investments in securities issued by non-U.S. issuers involve risks not typically associated with investments in securities issued by U.S. issuers, such as currency exchange risk and the potential of political, economic and social instability. As with other investment companies, no assurance can be given that the fund's investment objectives will be achieved. Fund shares trade on the New York Stock Exchange under the symbol XUS.

                       AVERAGE ANNUALIZED TOTAL RETURNS



PERIODS ENDED OCTOBER 31, 1995

[GRAPH]

THE AMERICAS INCOME TRUST'S TOTAL RETURN FIGURES ARE BASED ON THE CHANGE IN ITS NET ASSET VALUE (NAV), ASSUME ALL DISTRIBUTIONS WERE REINVESTED AND DO NOT REFLECT THE FUND'S SALES CHARGE. NAV-BASED PERFORMANCE IS USED TO MEASURE INVESTMENT MANAGEMENT RESULTS.

AVERAGE ANNUALIZED TOTAL RETURNS BASED ON THE CHANGE IN MARKET PRICE FOR THE ONE-YEAR AND SINCE INCEPTION PERIODS ENDED OCTOBER 31, 1995, WERE -20.90% AND -28.31%, RESPECTIVELY. THESE FIGURES ALSO INCLUDE REINVESTED DISTRIBUTIONS AND DO NOT REFLECT A SALES CHARGE.

THE LIPPER WORLD INCOME FUNDS AVERAGES REPRESENT THE AVERAGE TOTAL RETURNS, WITH DISTRIBUTIONS REINVESTED, OF 14 DEVELOPED NATION CLOSED-END FUNDS AND 12 EMERGING NATION CLOSED-END FUNDS WHICH INVEST IN NON-U.S. DOLLAR AND U.S. DOLLAR DEBT INSTRUMENTS WITH UNSPECIFIED MATURITIES OR OTHER INCOME-PRODUCING SECURITIES AS CHARACTERIZED BY LIPPER ANALYTICAL SERVICES.

                           THE AMERICAS INCOME TRUST

[PHOTO]


TOM MCGLINCH, CFA (ABOVE)
SHARES PRIMARY RESPONSIBILITY FOR THE MANAGEMENT
OF THE AMERICAS INCOME TRUST. HE HAS 14 YEARS OF
FINANCIAL EXPERIENCE.

[PHOTO]

BRAD STONE, CFA (BELOW)
SHARES PRIMARY RESPONSIBILITY FOR THE MANAGEMENT
OF THE AMERICAS INCOME TRUST. HE HAS SEVEN YEARS
OF FINANCIAL EXPERIENCE.

December 15, 1995

Dear Shareholders:

THE AMERICAS INCOME TRUST'S NET ASSET VALUE TOTAL RETURN FOR THE ONE-YEAR PERIOD ENDED OCTOBER 31, 1995, WAS -10.96%.* This compares to the Lipper World Income Funds Average: Developed Nations return of 14.38% and the Lipper World Income Funds Average: Emerging Nations return of 7.76% for the same period. The fund's performance lagged the returns of the Lipper averages due to the poor performance of the fund's Mexican peso-denominated or peso-linked securities. In addition, the fund's use of the sale-forward program and reverse repurchase agreements further contributed to its negative performance during the year. Keep in mind that funds in the Lipper Developed Nations category do not invest in Mexican securities, and funds in the Lipper Emerging Nations category invest in Mexico and other emerging nations. Based on change in the fund's market price, the fund's total return for the one-year period ended October 31, 1995, was -20.90%.* Fund returns assume distributions were reinvested and do not reflect sales charges.

THE DISAPPOINTING PERFORMANCE OF THE FUND OVER THE PAST YEAR WAS PRIMARILY DUE TO THE DRAMATIC DECLINE IN THE VALUE OF THE MEXICAN PESO, WHICH BEGAN IN LATE 1994. On December 20, 1994, the Mexican government unexpectedly announced it would not continue to support the value of its currency, the peso, within a pre-defined trading


* PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                           THE AMERICAS INCOME TRUST


PORTFOLIO COMPOSITION
OCTOBER 31, 1995

[GRAPH]


range. The result was an immediate, dramatic decline in the peso's value which also immediately reduced the value of the fund's investments in Mexican peso-denominated securities and the fund's derivative structured securities, whose values were linked to the peso. By the end of 1994, the peso had lost approximately 36% of its value against the U.S. dollar since the beginning of the year. The fund's net asset value declined from $10.26 on October 31, 1994, to $8.09 on December 31, 1994. In addition, the fund's income level dropped significantly, which caused the fund's Dividend Committee to reduce the fund's monthly distribution to 6.25 cents per share from 10.625 cents per share beginning with the fund's February 1995 distribution.

BECAUSE WE FORESAW CONTINUED INSTABILITY IN THE PESO - AT LEAST IN THE NEAR TERM - WE REDUCED OUR POSITION IN MEXICO TO PROTECT AGAINST FURTHER DECLINES IN THE PESO'S VALUE. We liquidated several peso-denominated positions immediately following the peso devaluation and reinvested the proceeds and those of several maturing Mexican bonds into the U.S. bond market. By October 31, 1995, our position in Mexican peso-denominated or linked securities had been reduced to approximately 14%, down from 31% on October 31, 1994. Our investment in U.S. securities increased from 38% on October 31, 1994, to 52% on October 31, 1995. The remainder of the fund, 32% of total assets, is invested in Canadian securities, as of October 31, 1995.

                           THE AMERICAS INCOME TRUST

NET ASSET VALUE SUMMARY PER SHARE

Initial Offering Price (1/28/94) .... $15.00

Initial Offering and
Underwriting Expenses ............... ($0.96)

Accumulated Realized
Losses at 10/31/95 .................. ($3.77)
                                      -------
    Subtotal ........................ $10.27

Unrealized Depreciation
on Investments at 10/31/95 .......... ($2.06)

NET ASSET VALUE ON 10/31/95 .........  $8.21


OUR RESTRUCTURING OF THE PORTFOLIO HAS BENEFITED THE FUND'S NET ASSET VALUE PERFORMANCE. The fund's net asset value total return since January 1, 1995, through October 31, 1995, was 10.30%, assuming distributions were reinvested and not including sales charges. This improved performance was due to the portfolio's emphasis on U.S. and Canadian securities - which have performed strongly this year - and the fund's low weighting in Mexican securities. Had we maintained our previous higher weighting in peso-denominated securities, the fund's net asset value total return thus far in 1995 would have likely been negative because the peso's value has continued to decline throughout the year. Because the fund continues to hold some peso-denominated securities, its performance during this 10-month period lagged the Lipper World Income Funds Average: Developed Nations return of 16.21% and the Lipper World Income Funds Average: Emerging Nations return of 15.01%. While the fund's net asset value performance improved, the fund's performance based on its market price has remained disappointing. From January 1, 1995, through October 31, 1995, the fund's total return based on change in its market price was -7.18%, assuming distributions were reinvested and not including sales charges. As of October 31, the fund's shares were trading at approximately a 16% discount to its net asset value. (See "Premium vs. Discount" discussion on page 5.)

ALTHOUGH THE FUND'S NET ASSET VALUE HAS IMPROVED IN 1995, WE BELIEVE IT IS UNLIKELY OVER THE FORESEEABLE FUTURE THAT THE AMERICAS INCOME TRUST WILL RECOVER THE DECLINE IN ITS NET ASSET VALUE THAT OCCURRED IN LATE 1994 AND DURING THE FIRST FEW MONTHS OF 1995. The fund realized significant losses when we sold many of its

                           THE AMERICAS INCOME TRUST

PREMIUM VS. DISCOUNT
The underlying value of a fund's securities and other assets, minus its liabilities, is the fund's "net asset value." Closed-end funds may trade in the market at a price that is equal to, above, or below this net asset value. Shares are trading at a "premium" when investors purchase or sell shares in the market at a price that is greater than the shares' net asset value. Conversely, when investors purchase or sell shares in the market at a price that is lower than the shares' net asset value, they are said to be trading at a "discount."


Mexican securities. In addition, many of the fund's derivative structured notes, which were linked to a foreign currency or interest rate, were also sold at significant losses. Also, now that the fund's exposure to Mexico has been reduced, the positive impact of any potential appreciation in the value of the peso will not be as significant.

AS DISCUSSED IN LAST JUNE'S SEMIANNUAL REPORT, WE EXPECTED ALL OF THE FUND'S DISTRIBUTIONS IN 1995 WOULD BE CLASSIFIED AS RETURNS OF CAPITAL FOR TAX PURPOSES, WHICH THEY WERE. This was due to the foreign currency losses that were realized when we sold the fund's peso-denominated securities. Although the fund was earning net investment income during 1995 (interest income earned less expenses), tax accounting rules require that foreign currency losses be offset against net investment income when determining ordinary income. For you as an investor, a return of capital means the distribution is not reported as taxable income but reduces your cost basis in the fund. It will, therefore, likely affect the capital gain or loss calculation upon your sale of the fund's shares. Your tax adviser can provide more information about how this will affect you in your tax reporting, both now and in the future.

IT IS LIKELY THAT MOST, IF NOT ALL, OF THE FUND'S DISTRIBUTIONS IN FISCAL YEAR 1996 WILL ALSO BE CLASSIFIED AS RETURNS OF CAPITAL FOR TAX PURPOSES. The remaining Mexican and some Canadian securities held in the fund currently have unrealized foreign currency losses. Because these securities mature or may be sold during the next year, the fund will likely realize significant additional foreign currency losses in fiscal year 1996.

                           THE AMERICAS INCOME TRUST

RECENTLY, THE FUND'S MONTHLY DISTRIBUTION AGAIN HAD TO BE REDUCED TO BRING IT IN LINE WITH THE FUND'S EARNINGS (NET INVESTMENT INCOME). Mexican interest rates dropped from approximately 70% at the beginning of July to approximately 30% at the end of September, which, along with the continued decline in the value of the peso in 1995, have resulted in lower net investment income available for distribution from the fund's peso-denominated securities. In addition, the decline in U.S. and Canadian interest rates this year has contributed to lower portfolio income. As a result, the fund's Dividend Committee reduced the fund's monthly distribution to 5.25 cents per share from 6.25 cents per share, beginning with the fund's November distribution. On an annualized basis, the new distribution level represents a 7.67% distribution rate based on the fund's net asset value ($8.21), and a 9.16% distribution rate based on the fund's market price ($6.875), as of October 31, 1995. As of October 31, the fund's monthly earnings (net investment income) were approximately 5.16 cents per share, based on a three-month average.

AT LEAST IN THE NEAR TERM, WE BELIEVE IT IS MOST APPROPRIATE TO FOCUS ON THE OPPORTUNITIES AVAILABLE IN THE U.S. AND CANADIAN MARKETS. While much higher interest rates are available in Mexico, continuing economic and political uncertainty have undermined any near-term return to stability in the value of the peso - which we believe currently poses too great a risk. To help minimize currency fluctuation on the fund's current Mexican holdings, approximately half of our Mexican investments are denominated in U.S. dollars with the remainder in pesos. As for the U.S. portion of the fund, we have begun to position it more defensively due to the strong rally in U.S. bond prices in 1995. For example, in early December of 1995, we sold our 3% position in U.S. agency inverse floating rate securities. Finally, we believe Canadian interest rates are more likely than U.S. interest rates to decline, given Canada's lower economic growth and inflation. Canadian bonds are also currently offering higher yields than comparable

                           THE AMERICAS INCOME TRUST

U.S. bonds. Given our favorable outlook for Canada, we intend to maintain the fund's current weighting of Canadian securities, which was 32% of the fund's total assets as of October 31. All of the fund's Canadian holdings are guaranteed by the Canadian government or one of its agencies.

THE DRAMATIC MARKET EVENTS IN MEXICO OVER THE PAST YEAR ARE A CLEAR REMINDER OF THE IMPORTANCE OF KEEPING A LONG-TERM PERSPECTIVE WHEN INVESTING INTERNATIONALLY. During 1994 - the year of the fund's inception - the Canadian, Mexican and U.S. bond markets experienced some of their worst historical returns. While the Canadian and U.S. bond markets have rebounded this year, their poor performance in 1994 combined with the magnitude of last year's events in Mexico continue to be reflected in the fund's net asset value and market price performance. Even though our short-term outlook for Mexico remains cautious, we believe its strong long-term growth opportunities as an emerging nation are still intact. We urge you to maintain a long-term outlook and contact your investment professional if you have any questions about your investment in The Americas Income Trust.

Sincerely,

/s/ Tom McGlinch

Tom McGlinch
Portfolio Manager


/s/ Brad Stone

Brad Stone
Portfolio Manager

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995

ASSETS:
  Investments in securities at market value (including a
    repurchase agreement of $5,406,000)* (note 2) ........ $     50,824,177
  Cash in bank on demand deposit ...........................         50,458
  Accrued interest receivable ..............................        965,327
                                                              ----------------
      Total assets .........................................     51,839,962
                                                              ----------------

LIABILITIES:
  Accrued investment management fee ........................         21,977
  Accrued administrative fee ...............................          8,791
  Variation margin payable .................................         57,000
                                                              ----------------
      Total liabilities ....................................         87,768
                                                              ----------------
Net assets applicable to outstanding capital stock ....... $     51,752,194
                                                              ----------------
                                                              ----------------

REPRESENTED BY:
  Capital stock - authorized 2 billion shares of $0.01 par
    value; outstanding, 6,302,305 shares ................. $         63,023
  Additional paid-in capital ...............................     79,275,323
  Accumulated net realized loss on investments .............    (14,593,939)
  Unrealized depreciation of investments and on translation
    of other assets and liabilities denominated in foreign
    currencies .............................................    (12,992,213)
                                                              ----------------
      Total - representing net assets applicable to
        outstanding capital stock ........................ $     51,752,194
                                                              ----------------
                                                              ----------------

Net asset value per share of outstanding capital stock ... $           8.21
                                                              ----------------
                                                              ----------------

* Investments in securities at identified cost ........... $     63,732,563
                                                              ----------------
                                                              ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1995

INCOME:
  Interest (net of interest expense of $132,909) ......... $      5,474,844
  Fee income (note 2) ......................................        201,358
                                                              ----------------
      Total investment income ..............................      5,676,202
                                                              ----------------

EXPENSES (NOTE 3):
  Investment management fee ................................        262,984
  Administrative fee .......................................        105,193
  Custodian, accounting and transfer agent fees ............        136,840
  Reports to shareholders ..................................         50,279
  Directors' fees ..........................................         11,099
  Audit and legal fees .....................................         37,206
  Other expenses ...........................................         31,753
                                                              ----------------
      Total expenses .......................................        635,354
  Less expenses paid indirectly ............................         (6,475)
                                                              ----------------
      Total net expenses ...................................        628,879
                                                              ----------------

      Net investment income ................................      5,047,323
                                                              ----------------

NET REALIZED AND UNREALIZED GAINS (LOSSES):
  Net realized loss on investments and foreign currency
    transactions (note 4) ..................................    (18,243,618)
  Net realized gain on expired option contracts written
    (note 5) ...............................................         16,688
                                                              ----------------
    Net realized loss on investments and foreign currency
      transactions .........................................    (18,226,930)
  Net change in unrealized appreciation or depreciation of
    investments and on translation of other assets and
    liabilities denominated in foreign currencies ..........      5,519,734
                                                              ----------------
    Net realized and unrealized loss on investments and
      foreign currency transactions ........................    (12,707,196)
                                                              ----------------

      Net decrease in net assets resulting from
        operations ....................................... $     (7,659,873)
                                                              ----------------
                                                              ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 1995

CASH FLOWS FROM OPERATING ACTIVITIES:
  Interest and fee income ................................ $      5,676,202
  Expenses .................................................       (628,879)
                                                              ----------------
      Net investment income ................................      5,047,323
                                                              ----------------

ADJUSTMENTS TO RECONCILE NET INVESTMENT INCOME TO CASH
 PROVIDED (USED) BY OPERATING ACTIVITIES:
    Change in accrued interest receivable ..................      1,264,471
    Net amortization of bond discount and premium ..........       (373,615)
    Change in accrued fees, expenses and other
      liabilities ..........................................         11,557
                                                              ----------------
      Total adjustments ....................................        902,413
                                                              ----------------

      Net cash provided by operating activities ............      5,949,736
                                                              ----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from sales of investments .......................     68,292,483
  Purchases of investments .................................    (48,513,590)
  Net purchases of short-term securities ...................     (4,702,479)
  Net margin deposits received for futures contracts .......        (14,000)
                                                              ----------------

      Net cash provided by investing activities ............     15,062,414
                                                              ----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net payments for reverse repurchase agreements ...........    (14,985,582)
  Distributions paid to shareholders .......................     (5,613,033)
  Retirement of fund shares (note 7) .......................       (967,803)
                                                              ----------------
      Net cash used by financing activities ................    (21,566,418)
                                                              ----------------
Net decrease in cash .......................................       (554,268)
Cash at beginning of period ................................        604,726
                                                              ----------------

Cash at end of period .................................... $         50,458
                                                              ----------------
                                                              ----------------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Cash paid for interest on reverse repurchase
    agreements ........................................... $        147,223
                                                              ----------------
                                                              ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                   Period from
                                                                 Year Ended          1/28/94*
                                                                  10/31/95         to 10/31/94
                                                              ----------------   ----------------
OPERATIONS:
  Net investment income .................................. $      5,047,323          5,891,756
  Net realized loss on investments and foreign currency
    transactions ...........................................    (18,226,930)        (6,222,695)
  Net change in unrealized appreciation or depreciation of
    investments and on translation of other assets and
    liabilities denominated in foreign currencies ..........      5,519,734        (18,511,947)
                                                              ----------------   ----------------

    Net decrease in net assets resulting from operations ...     (7,659,873)       (18,842,886)
                                                              ----------------   ----------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ...............................             --         (4,718,472)
  Tax return of capital ....................................     (5,613,033)          (754,642)
                                                              ----------------   ----------------
    Total distributions ....................................     (5,613,033)        (5,473,114)
                                                              ----------------   ----------------

CAPITAL STOCK TRANSACTIONS:
  Proceeds from initial public offering of 5,750,000 shares
    of capital stock .......................................             --         86,250,000
  Proceeds from issuance of 675,000 shares in connection
    with exercising an over-allotment options granted to
    underwriters of the initial public offering ............             --         10,125,000
  Underwriting discounts and offering expenses associated
    with the issuance of capital stock .....................             --         (6,208,662)
  Proceeds from issuance of 9,938 shares for the dividend
    reinvestment plan respectively .........................             --            122,735
  Payments for retirement of 129,300 and 10,000 shares,
    respectively ...........................................       (948,203)           (99,775)
                                                              ----------------   ----------------
    Increase (decrease) in net assets from capital stock
      transactions .........................................       (948,203)        90,189,298
                                                              ----------------   ----------------
      Total increase (decrease) in net assets ..............    (14,221,109)        65,873,298

Net assets at beginning of period (note 1) .................     65,973,303            100,005
                                                              ----------------   ----------------

Net assets at end of period .............................. $     51,752,194         65,973,303
                                                              ----------------   ----------------
                                                              ----------------   ----------------

Distributions in excess of net investment income ......... $             --            (63,126)
                                                              ----------------   ----------------
                                                              ----------------   ----------------

* COMMENCEMENT OF OPERATIONS.
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION
                The Americas Income Trust Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, closed-end management investment company. The Americas Income Trust commenced operations on January 28, 1994, upon completion of its initial public offering of common stock. The only transaction of The Americas Income Trust prior to January 28, 1994, was the sale to Piper Jaffray Inc. of 6,667 shares of common stock for $100,005 on January 18, 1994. Shares of the fund are listed on the New York Stock Exchange under the symbol XUS.
(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
                INVESTMENTS IN SECURITIES
                The values of fixed income securities are determined using pricing services or prices quoted by independent brokers. Exchange-listed options are valued at the last sales price, and open financial futures contracts are valued at the last settlement price. When market quotations are not readily available, securities are valued at fair value according to methods selected in good faith by the board of directors. Short-term securities with maturities of 60 days or less are valued at amortized cost which approximates market value.

                Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including level yield amortization of bond discount and premium, is accrued daily.

                FOREIGN CURRENCY TRANSLATIONS AND TRANSACTIONS
                The books and records of the fund are maintained in U.S. dollars. The market value of securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollar amounts at current exchange rates at the end of the period. Purchases and sales of securities, in addition to income and expenses, are translated at exchange rates on the respective dates of such transactions. The fund does not separately identify that portion of realized and unrealized gain (loss) on investments arising from changes in the exchange rates from the portion arising from changes in the market value of investments in the statement of operations under the caption "realized and unrealized gains (losses)".

                The fund also may enter into forward foreign currency exchange contracts for operational and hedging purposes. The net U.S. dollar

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The fund is subject to the credit risk that the other party will not complete the obligations of the contract.

                OPTIONS TRANSACTIONS
                For hedging purposes, the fund may buy and sell put and call options, write covered call options on portfolio securities, write cash-secured puts, and write call options that are not covered for cross-hedging purposes. The risk in writing a call option is that the fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the fund pays a premium whether or not the option is exercised. The fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The fund also may write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the other party.

                Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

                FUTURES TRANSACTIONS
                In order to gain exposure to or protect against changes in the market, the fund may buy and sell interest rate futures contracts and related options. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount (initial margin) equal to a

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires.

                INTEREST RATE TRANSACTIONS
                To preserve a return or spread on a particular investment or portion of its portfolio or for other non-speculative purposes, the fund may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating-rate payments for fixed-rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based notional principal amount from the party selling the interest rate floor.

                If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there is risk that the positions may correlate imperfectly with the asset or liability being hedged. Other risks of entering into these transactions are that a liquid secondary market may not always exist, or that another party to a transaction may not perform.

                For interest rate swaps, the fund accrues weekly, as an increase or decrease to interest income, the net amount due or owed by the fund. Interest rate swap valuations are based on prices quoted by independent brokers. These valuations represent the net present value of all future cash settlement amounts based on implied forward interest rates.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

                SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                Delivery and payment for securities that have been purchased by the fund on a forward-commitment or when-issued basis can take place one month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuations and may increase or decrease in value prior to their delivery. The fund maintains, in a segregated account with its custodian, securities with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's NAV to the extent the fund makes such purchases while remaining substantially fully invested. As of October 31, 1995, the fund had no outstanding when-issued securities or forward commitments.

                Consistent with its ability to purchase securities on a when-issued or forward-commitment basis, the fund may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities. As an inducement to "roll over" its purchase commitments, the fund receives negotiated fees. For the year ended October 31, 1995, such fees earned by the fund amounted to $201,358.

                FEDERAL TAXES
                The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required.

                Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income for tax purposes, losses deferred due to "wash sale" and "straddle" transactions and the timing of recognition of income on certain interest-only and principal-only securities. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. In addition, due to the timing of

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund. Due to the recognition of certain foreign currency losses as a reduction of ordinary income for tax purposes, all distributions in fiscal 1995 represented a tax return of capital.

                On the statement of assets and liabilities, as a result of permanent book to tax differences from foreign currency exchange losses, a reclassification adjustment has been made to decrease undistributed net investment income by $4,984,197, decrease accumulated net realized loss on investments and foreign currency transactions by $8,619,276 and decrease additional paid in capital by $3,635,079.

                DISTRIBUTIONS
                The fund pays monthly distributions from net investment income under normal circumstances. Monthly distributions may also include short-term capital gains or a return of capital. Remaining realized capital gains, if any, will be distributed on an annual basis. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market. However, if the market price exceeds the net asset value by 10% or more, the fund will issue new shares at a discount of up to 5% from the current market price.

                REPURCHASE AGREEMENTS
                For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government and agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure the daily market value of the collateral is in excess of the repurchase amount in the event of default.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(3) EXPENSES
                The fund has entered into the following agreements with Piper Capital Management Incorporated (the adviser and the administrator):
                The investment advisory agreement provides the adviser with a monthly investment management fee based on the fund's average weekly net assets computed at the per annum rate of 0.50%. For its fee, the adviser provides investment advice and, in general, will conduct the management and investment activity of the fund.

                The administration agreement provides the administrator with a monthly fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets. For its fee, the administrator provides certain reporting, regulatory and record-keeping services for the fund.

                In addition to the investment management fee and the administrative fee, the fund is responsible for paying most other operating expenses including outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal, auditing and accounting services, insurance, interest, taxes and other miscellaneous expenses.

                Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained with the custodian by the fund.

(4) SECURITIES
    TRANSACTIONS
                Cost of purchases and proceeds from sales of securities (other than short-term securities) aggregated $33,507,531 and $66,210,483, respectively, for the year ended October 31, 1995. During the year ended October 31, 1995, the fund paid no brokerage commissions to Piper Jaffray Inc., an affiliated broker.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

                The number of contracts and premium amounts associated with
(5) OPTION
    CONTRACTS
    WRITTEN
                option contracts written during the year ended October 31, 1995, were as follows:

                                              Call Options
                                          ---------------------
                                          Number of    Premium
                                          Contracts    Amount
                                          ---------   ---------
Balance at 10/31/94.....................      100     $  16,688
  Expired...............................     (100)      (16,688)
                                          ---------   ---------
Balance at 10/31/95.....................       --     $      --
                                          ---------   ---------
                                          ---------   ---------

                The fund pledges securities or cash when making initial margin
(6) FUTURES
    CONTRACTS
                deposits on futures contracts. On October 31, 1995, the fund had the following open short futures contracts:

                                              Collateral
                                              Pledged to
                                                Cover       Market
                                               Initial     Value of      Net
  Country of     Type of Contract  Number of    Margin       Open     Unrealized
 Denomination      and Maturity    Contracts   Deposits   Contracts      Loss
--------------------------------------------------------------------------------
                 Canadian Dollar
                     Futures
 United States    December 1995       50       $73,300    $3,722,000  $(71,000)

                For federal income tax purposes, the fund had a capital loss
(7) CAPITAL LOSS
    CARRYOVER
                carryover of $14,593,939 on October 31, 1995. If this loss carryover is not offset by subsequent capital gains, it will expire in 2002 and 2003. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

                The fund's board of directors has approved a plan to repurchase
(8) RETIREMENT OF
    FUND SHARES
                shares of the fund in the open market and retire those shares. Repurchases may only be made when the previous day's closing market price was at a discount from net asset value. Daily repurchases are limited to 25% of the previous four weeks average daily trading volume on the New York Stock Exchange. Under the current plan, cumulative repurchases in the fund cannot exceed 3% of the total shares originally issued. The board of directors will review the plan quarterly and may change the amount which may be repurchased. The plan was last reviewed and reapproved by the board of directors on August 18, 1995. Pursuant to the plan, the fund has cumulatively repurchased and retired 139,300 shares as of October 31, 1995, which represents 2.17% of the shares originally issued.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(9) FINANCIAL
    HIGHLIGHTS
                Per share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                                                                 Period
                                                                  from
                                                      Year      1/28/94*
                                                      Ended        to
                                                    10/31/95    10/31/94
                                                    ---------   ---------
PER-SHARE DATA

Net asset value, beginning of period.............$    10.26       14.04
                                                    ---------   ---------
Operations:
  Net investment income ..........................      .79        0.92
  Net realized and unrealized losses .............    (1.96)      (3.85)
                                                    ---------   ---------
    Total from operations ........................    (1.17)      (2.93)
                                                    ---------   ---------
Distributions to shareholders:
  From net investment income .....................       --       (0.73)
  Tax return of capital ..........................    (0.88)      (0.12)
                                                    ---------   ---------
    Total distributions ..........................    (0.88)      (0.85)
                                                    ---------   ---------
Net asset value, end of period...................$     8.21       10.26
                                                    ---------   ---------
                                                    ---------   ---------
Per share market value, end of period............$     6.88        9.75
                                                    ---------   ---------
                                                    ---------   ---------

SELECTED INFORMATION

Total investment return, net asset value+ ........   (10.96%)    (20.98%)
Total investment return, market value** ..........   (20.90%)    (29.98%)
Net assets at end of period (in millions) ...... $       52          66
Ratio of total expenses to average weekly net
  assets TRIANGLE  ...............................     1.21%       0.93%+++
Ratio of net investment income to average weekly
  net assets .....................................     9.60%      10.82%+++
Portfolio turnover rate (excluding short-term
  securities) ....................................       61%         62%
Amount of borrowings outstanding at end of period
  (in millions)*** ............................. $       --          15
Per share amount of borrowings outstanding at end
  of period .................................... $       --        2.33
Per-share asset coverage of borrowings outstanding
  at end of period++ $                                   --       12.59
Asset coverage ratio TRIANGLE  TRIANGLE  .........       --         540%

*                    COMMENCEMENT OF OPERATIONS.
**                   BASED ON THE CHANGE IN MARKET PRICE OF A SHARE DURING THE PERIOD.
                     ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE
                     FUND'S DIVIDEND REINVESTMENT PLAN.
***                  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS FOR WHICH LIQUID,
                     HIGH-GRADE DEBT OBLIGATIONS ARE MAINTAINED IN A SEGREGATED ACCOUNT ARE
                     NOT CONSIDERED BORROWINGS. SEE FOOTNOTE 2 IN THE NOTES TO FINANCIAL
                     STATEMENTS.
+                    BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD.
                     ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
++                   REPRESENTS THE FUND'S NET ASSETS (EXCLUDING BORROWINGS) DIVIDED BY
                     SHARES OUTSTANDING.
+++                  ADJUSTED TO AN ANNUAL BASIS.
 TRIANGLE            BEGINNING IN FISCAL 1995, THE EXPENSE RATIO REFLECTS THE EFFECTS OF
                     GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR PERIOD EXPENSE RATIO
                     HAS NOT BEEN ADJUSTED.
 TRIANGLE   TRIANGLE REPRESENTS THE FUND'S NET ASSETS, EXCLUDING BORROWINGS,
                     DIVIDED BY BORROWINGS OUTSTANDING AT THE END OF PERIOD.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(10) QUARTERLY DATA (UNAUDITED)

DOLLAR AMOUNTS

                                                                      Net Increase
                                                                      (Decrease) in
                                                                       Net Assets
                             Total         Net        Net Realized      Resulting     Tax Return of
                           Investment   Investment   and Unrealized       from           Capital
                             Income       Income     Gains (Losses)    Operations     Distributions
                           ----------   ----------   --------------   -------------   -------------
January 31, 1995        $  1,448,403    1,299,669     (15,764,962)     (14,465,293)     (2,047,173)
April 30, 1995             1,593,549    1,449,964       1,120,340        2,570,304      (1,194,026)
July 31, 1995              1,461,227    1,326,426       1,222,718        2,549,144      (1,186,701)
October 31, 1995           1,173,023      971,264         714,708        1,685,972      (1,185,133)
                           ----------   ----------   --------------   -------------   -------------
                       $   5,676,202    5,047,323     (12,707,196)      (7,659,873)     (5,613,033)
                           ----------   ----------   --------------   -------------   -------------
                           ----------   ----------   --------------   -------------   -------------

PER SHARE AMOUNTS

                                                          Net Increase
                                                         (Decrease) in                     Quarter
                              Net        Net Realized      Net Assets     Tax Return of    End Net
                           Investment   and Unrealized   Resulting from      Capital        Asset
                             Income     Gains (Losses)     Operations     Distributions     Value
                           ----------   --------------   --------------   -------------   ---------
January 31, 1995       $       0.20         (2.45)           (2.25)           (0.32)        7.69
April 30, 1995                 0.23          0.18             0.41            (0.19)        7.91
July 31, 1995                  0.21          0.19             0.40            (0.18)        8.13
October 31, 1995               0.15          0.12             0.27            (0.19)        8.21
                                ---         -----            -----            -----
                      $        0.79         (1.96)           (1.17)           (0.88)
                                ---         -----            -----            -----
                                ---         -----            -----            -----

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

THE AMERICAS INCOME TRUST
OCTOBER 31, 1995

                                                           Principal           Market
Name of Issuer                                               Amount           Value (a)
---------------------------------------------------------  ----------        -----------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

UNITED STATES (41.7%):
 MORTGAGE-BACKED SECURITIES (30.8%):
  U.S. AGENCY FIXED RATE MORTGAGES (26.1%):
   7.00%, FHLMC, 6/1/10 ............................... $   4,801,523          4,841,951
   11.00%, FNMA, 10/15/20 ...............................   1,573,888(i)       1,745,032
   7.00%, GNMA, 8/15/23 .................................   1,934,555          1,922,445
   8.00%, GNMA, 5/1/25 ..................................   4,879,764          5,023,034
                                                                             -----------
                                                                              13,532,462
                                                                             -----------

 COLLATERALIZED MORTGAGE OBLIGATIONS (4.7%) (B):
  INVERSE FLOATER (2.8%):
   6.67%, FHLMC, Series 1686, Class SL, COFI, 2/15/24 ...   1,899,826          1,468,832
                                                                             -----------

 Z-TRANCHE (1.9%):
   6.50%, FHLMC, Series 1694, Class Z, 3/15/24 ..........   1,114,093            942,322
                                                                             -----------

    Total Collateralized Mortgage Obligations  ..........                      2,411,154
                                                                             -----------

    Total Mortgage-Backed Securities
     (cost: $15,887,053)  ...............................                     15,943,616
                                                                             -----------

 ASSET-BACKED ADJUSTABLE SECURITIES (4.4%):
   MBNA Master Credit Card Trust, 6.13%, 12/15/00 .......   1,000,000          1,001,870
   First USA Credit Card Master Trust, 6.08%,
    10/15/01 ............................................   1,250,000          1,249,600
                                                                             -----------

    Total Asset-Backed Securities
     (cost: $2,250,867)  ................................                      2,251,470
                                                                             -----------

 CORPORATE SECURITIES (6.5%):
   General Motors, 8.80%, 3/1/21 ........................   1,000,000          1,194,020
   General Motors Acceptance Corp., 9.38%, 4/1/00 .......   1,000,000          1,112,110
   Royal Caribbean Cruise, 8.13%, 7/28/04 ...............   1,000,000          1,059,200
                                                                             -----------

    Total Corporate Bonds
     (cost: $3,205,718)  ................................                      3,365,330
                                                                             -----------

    Total United States Securities
     (cost: $21,343,638)  ...............................                     21,560,416
                                                                             -----------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

THE AMERICAS INCOME TRUST
(CONTINUED)

                                                           Principal           Market
Name of Issuer                                               Amount           Value (a)
---------------------------------------------------------  ----------        -----------
CANADA (31.8%):
 GOVERNMENT SECURITIES (15.3%) (C):
   Canadian Government, 9.75%, 5/1/00 ................. $   2,900,000          2,380,097
   Canadian Government, 8.00%, 6/1/23 ...................   3,000,000          2,239,657
   Canadian Government, 8.75%, 12/1/05 ..................   2,850,000          2,305,069
   Canadian Government Residual, 7.17%, 10/1/08 .........   3,700,000(d)         999,262
                                                                             -----------
                                                                               7,924,085
                                                                             -----------

 MORTGAGE-BACKED SECURITIES (8.7%) (C):
   Firstline Trust, 8.00%, 8/1/18 .......................   1,823,167          1,364,487
   Firstline Trust, 7.25%, 11/1/00 ......................   4,266,177          3,149,943
                                                                             -----------
                                                                               4,514,430
                                                                             -----------

 PROVINCIAL SECURITIES (7.8%) (C):
   Saskatchewan Canada, 9.88%, 7/6/99 ...................   5,000,000          4,051,435
                                                                             -----------

    Total Canadian Securities
     (cost: $16,892,688)  ...............................                     16,489,950
                                                                             -----------

MEXICO (14.2%):
 GOVERNMENT SECURITIES (8.2%):
   Mexican Brady Par - Series A, 6.25%, 12/31/19 ........   3,500,000(g)       2,065,000
   United Mexican States Bondes, 33.99%, 1/25/96 ........  15,539,400(c)(e)    2,178,595
                                                                             -----------
                                                                               4,243,595
                                                                             -----------

 CORPORATE SECURITIES (6.0%):
   Banamex SA, Medium-Term Note, 11.25%, 12/31/19 .......  16,460,000(c)       1,764,820
   Mexico-Cuernavaca Trust, 9.25%, 7/25/01 ..............   1,795,080(f)(g)    1,314,896
                                                                             -----------
                                                                               3,079,716
                                                                             -----------

    Total Mexican Securities
     (cost: $15,005,237)  ...............................                      7,323,311
                                                                             -----------

STRUCTURED SECURITIES (0.1%):
 FOREIGN LINKED INDEX SECURITIES (0.1%) (H):
   Bayerische Vereinsbank, New York, 13.50%, 2/5/96
    (cost: $5,000,000) ..................................   5,000,000(1)          44,500
                                                                             -----------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

THE AMERICAS INCOME TRUST
(CONTINUED)

                                                           Principal           Market
Name of Issuer                                               Amount           Value (a)
---------------------------------------------------------  ----------        -----------
OTHER SECURITIES (0%):
 OPTIONS (0.0%):
   Argentina Global vs U.S. Treasury spread, 50 call
    contracts, strike price of 430 basis points expires
    November 1995
    (cost: $85,000) ................................... $          --                 --
                                                                             -----------

SHORT-TERM UNITED STATES SECURITIES (10.4%):
   Repurchase agreement with Morgan Stanley in a joint
    trading account collateralized by U.S. Government
    agency securities, acquired on 10/31/95, accrued
    interest at repurchase date of $856, 5.70%, 11/1/95
    (cost: $5,406,000) ..................................   5,406,000          5,406,000
                                                                             -----------

    Total Investments in Securities
     (cost: $63,732,563) (j)  ...........................                    $50,824,177
                                                                             -----------
                                                                             -----------

NOTES TO INVESTMENTS IN SECURITIES:

(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B)  DESCRIPTIONS OF CERTAIN COLLATERALIZED MORTGAGE OBLIGATIONS ARE AS FOLLOWS:
     COFI (11TH DISTRICT) - COST OF FUNDS INDEX OF THE FEDERAL RESERVE'S 11TH
       DISTRICT
     INVERSE FLOATER - REPRESENTS SECURITIES THAT PAY INTEREST AT RATES THAT
       INCREASE (DECREASE) WITH A DECLINE (INCREASE) IN THE SPECIFIED INDEX. THE INTEREST RATE PAID BY THE INVERSE FLOATER WILL GENERALLY CHANGE AT A MULTIPLE OF ANY CHANGE IN THE INDEX. INTEREST RATES DISCLOSED ARE IN EFFECT ON OCTOBER 31, 1995.
     Z-TRANCHE - REPRESENTS SECURITIES THAT PAY NO INTEREST OR PRINCIPAL DURING
       THEIR INITIAL ACCRUAL PERIODS, BUT ACCRUE ADDITIONAL PRINCIPAL AT SPECIFIED RATES. INTEREST RATE DISCLOSED REPRESENTS CURRENT YIELD BASED UPON THE CURRENT COST BASIS AND ESTIMATED TIMING OF FUTURE CASH FLOWS.
(C)  PAR VALUE IS STATED IN THE LOCAL CURRENCY.
(D) FOR ZERO-COUPON INVESTMENTS, THE INTEREST RATE SHOWN IS THE EFFECTIVE YIELD ON THE DATE OF PURCHASE.
(E) INTEREST RATE VARIES TO REFLECT CURRENT MARKET CONDITIONS; RATE SHOWN IS THE EFFECTIVE RATE ON OCTOBER 31, 1995.
(F) SECURITIES SOLD WITHIN TERMS OF A PRIVATE PLACEMENT MEMORANDUM AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER ACCREDITED INVESTORS.
(G) REPRESENTS BONDS ISSUED BY FOREIGN ENTITIES AND DENOMINATED IN U.S. DOLLARS, WHOSE VALUE DEPENDS UPON THE OVERALL LEVEL OF INTEREST RATES IN THE UNITED STATES AND THE ECONOMIC CONDITIONS OF THE SPECIFIC COUNTRY.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

(H)  FOREIGN LINKED INDEX SECURITIES ARE ISSUED BY U.S. ISSUERS AND ARE
     DENOMINATED IN U.S. DOLLARS. THESE SECURITIES WERE PURCHASED AS PART OF A
     PRIVATE PLACEMENT, HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND
     EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 AND ARE DEEMED TO BE
     ILLIQUID BY THE ADVISER. THESE SECURITIES RETURN PRINCIPAL AND/OR INTEREST
     IN AMOUNTS WHICH ARE LINKED TO THE INDICES INDICATED BELOW. PRINCIPAL
     RECEIVED AT MATURITY AND INTEREST EARNED MAY BE LIMITED TO CERTAIN MAXIMUM
     AND MINIMUM LEVELS. THE RESULTANT EFFECT ON PRINCIPAL OR INTEREST MAY ALSO
     BE AT A MULTIPLE OF THE CHANGE IN THE SPECIFIED INDEX.
     (1)  PRINCIPAL AMOUNT AT MATURITY IS LINKED INVERSELY, AND THE COUPON
         VARIES INVERSELY WITH THE NUEVOS PESOS/U.S. DOLLAR EXCHANGE RATE.
(I)  PLEDGED AS INITIAL MARGIN DEPOSIT ON OPEN FUTURES POSITIONS.
(J)  ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE
     UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED
     ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION .... $       731,207
      GROSS UNREALIZED DEPRECIATION ......   (13,554,593)
                                            ------------
        NET UNREALIZED DEPRECIATION .... $   (12,823,386)
                                            ------------
                                            ------------

--------------------------------------------------------------------------------
                          INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS
THE AMERICAS INCOME TRUST:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of The Americas Income Trust as of October 31, 1995, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended October 31, 1995 and the period from January 28, 1994 (commencement of operations) to October 31, 1994. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Americas Income Trust as of October 31, 1995, the results of its operations and cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year ended October 31, 1995 and the period from January 28, 1994 to October 31, 1994, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Minneapolis, Minnesota
December 8, 1995

--------------------------------------------------------------------------------
                            FEDERAL TAX INFORMATION

            Fiscal Year Ended October 31, 1995

            Federal tax information is presented as an aid to you in reporting distributions. Please consult a tax advisor on how to report these distributions at the state and local levels.

            Distributions shown below are considered returns of capital for tax purposes. In early February 1996, you will receive a Form 1099-DIV reporting distributions made by the fund for calendar year 1995.

                                                Tax Return
                                                of Capital
Payable Date                                     Per Share
----------------------------------------------  -----------

November 23, 1994 .......................... $     0.10625
December 28, 1994 ............................     0.10625
January 13, 1995 .............................     0.10625
February 22, 1995 ............................     0.06250
March 29, 1995 ...............................     0.06250
April 26, 1995 ...............................     0.06250
May 24, 1995 .................................     0.06250
June 28, 1995 ................................     0.06250
July 26, 1995 ................................     0.06250
August 23, 1995 ..............................     0.06250
September 27, 1995 ...........................     0.06250
October 25, 1995 .............................     0.06250
                                                -----------
  Total .................................... $     0.88125
                                                -----------
                                                -----------

--------------------------------------------------------------------------------
                               SHAREHOLDER UPDATE

ANNUAL MEETING RESULTS
An annual meeting of the fund's shareholders was held on August 17, 1995. Each matter voted upon at the meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

    1.  The fund's shareholders elected the following six directors:

                                Shares     Shares Withholding
                              Voted "For"  Authority to Vote
                              -----------  ------------------
David T. Bennett               5,589,675          186,602
Jaye F. Dyer                   5,589,675          186,602
William H. Ellis               5,589,675          186,602
Karol D. Emmerich              5,589,675          186,602
Luella G. Goldberg             5,589,675          186,602
George Latimer                 5,589,675          186,602

    2. The fund's shareholders ratified the selection by a majority of the independent members of the fund's Board of Directors of KPMG Peat Marwick LLP as the independent public accountants for the fund for the fiscal year ending October 31, 1995. The following votes were cast regarding this matter:

  Shares     Shares Voted                      Broker
Voted "For"    "Against"     Abstentions      Non-votes
-----------  -------------  -------------  ---------------
 5,640,331        43,100         92,846              --

SHARE REPURCHASE PROGRAM
Your fund's board of directors has reapproved the fund's share repurchase program, which enables the fund to 'buy back' shares of its common stock in the open market. Repurchases may only be made when the previous day's closing market price per share was at a discount from net asset value. Repurchases cannot exceed 3% of the fund's originally issued shares.

WHAT EFFECT WILL THIS PROGRAM HAVE ON SHAREHOLDERS?
- We do not expect any adverse impact on the adviser's ability to manage the fund.
- Because repurchases will be at a price below net asset value, remaining shares outstanding may experience a slight increase in net asset value.
- Although the effect of share repurchases on market price is less certain, the board of directors believes the program may have a favorable effect on the market price of fund shares.
- We do not anticipate any material increase in the fund's expense ratio.

--------------------------------------------------------------------------------
                               SHAREHOLDER UPDATE

WHEN WILL SHARES BE REPURCHASED?
Share repurchases may be made from time to time and may be discontinued at any time. Share repurchases are not mandatory when fund shares are trading at a discount from net asset value; all repurchases will be at the discretion of the fund's investment adviser. The board of directors will consider whether to continue the share repurchase program on at least a semiannual basis and will notify shareholders of its determination in the next semiannual or annual report.

HOW WILL SHARES BE REPURCHASED?
We expect to finance the repurchase of shares by liquidating portfolio securities or using current cash balances. We do not anticipate borrowing in order to finance share repurchases.

TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It is a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains distributions. The plan is administered by Investors Fiduciary Trust Company (IFTC), the plan agent.

ELIGIBILITY/PARTICIPATION
You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your enrollment card is received at least 10 days before the record date for that distribution.

If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call IFTC at 1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gain distributions, may participate in the plan by informing IFTC at least 10 days before each share's dividend and/or capital gains distribution.

PLAN ADMINISTRATION
Fund shares to cover reinvestments will generally be purchased by IFTC in the open market. However, if the market price plus commissions of fund shares is at a 10% or greater premium over net asset value, and in certain other circumstances, the fund may issue new shares to cover such reinvestments at a discount of up to 5% of the market price without brokerage commissions.

--------------------------------------------------------------------------------
                               SHAREHOLDER UPDATE

Beginning no more than five business days before the dividend payment date, IFTC may purchase fund shares on behalf of participants in the plan to satisfy dividend reinvestments. Such purchases are made on the New York Stock Exchange (the Exchange) or elsewhere at any time when the price of the fund's common stock on the Exchange plus commissions is at less than a 10% premium over the fund's most recently calculated net asset value per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirements - either because the price of the fund's shares plus commissions has been at a 10% or greater premium over net asset value or because IFTC, for any other reason, has not been able to purchase a sufficient number of shares - IFTC will accept payment of the dividend, or the remaining portion therefore, in authorized but unissued shares of the fund. Such shares will be issued at a price per share equal to the higher of (1) the net asset value per share as of the close of business on the payment date, or (2) 95% of the closing market price per share on the payment date. The number of shares allocated to you will be determined by dividing the amount of the dividend or distribution by the applicable price per share.

There is no direct charge to you for reinvestment of dividends and capital gains, since IFTC fees are paid by the fund. However, if fund shares are purchased in the open market, each participant in the plan pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because the plan purchases shares for all participants in blocks. Distributions paid on the shares in your plan account will also be reinvested as long as you continue to participate in the plan.

IFTC maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by IFTC in non-certificated form in your name.

TAX INFORMATION
Distributions reinvested in shares purchased in the open market are subject to income tax, the same as if such distributions were received as cash. When shares are issued by the fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive a Form 1099 information return regarding the federal tax status of the prior year's distributions.

--------------------------------------------------------------------------------
                               SHAREHOLDER UPDATE

PLAN WITHDRAWAL
If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to IFTC. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

If your shares are in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

PLAN AMENDMENT/TERMINATION
The fund reserves the right to amend or terminate the plan. Should the plan be terminated, participants will be notified in writing at least 90 days before the record date for the next dividend or distribution. The plan may also be amended or terminated by IFTC with at least 90 days' written notice to participants in the plan.

Any questions about the plan should be directed to your investment professional or to Investors Fiduciary Trust Company, P.O. Box 419432, Kansas City, Missouri 64141, 1-800-543-1627.

--------------------------------------------------------------------------------
                             DIRECTORS AND OFFICERS

DIRECTORS        David T. Bennett, ATTORNEY, PRINCIPAL
                     GRAY, PLANT, MOOTY, MOOTY & BENNETT, P.A.
                 Jaye F. Dyer, PRESIDENT, DYER MANAGEMENT COMPANY
                 William H. Ellis, PRESIDENT, PIPER JAFFRAY COMPANIES INC.,
                     PIPER CAPITAL MANAGEMENT INCORPORATED
                 Karol D. Emmerich, PRESIDENT, THE PARACLETE GROUP
                 Luella G. Goldberg, DIRECTOR, TCF FINANCIAL,
                     NWNL COMPANIES, HORMEL FOODS CORP.
                 George Latimer, CHIEF EXECUTIVE OFFICER,
                     NATIONAL EQUITY FUNDS

OFFICERS         William H. Ellis, CHAIRMAN OF THE BOARD AND PRESIDENT
                 Thomas S. McGlinch, VICE PRESIDENT
                 Robert H. Nelson, SENIOR VICE PRESIDENT AND TREASURER
                 J. Bradley Stone, VICE PRESIDENT
                 David E. Rosedahl, SECRETARY

INVESTMENT       Piper Capital Management Incorporated
ADVISER          222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402

CUSTODIAN        Morgan Stanley Trust Company
                 1 PIERREPONT PLAZA, BROOKLYN, NY 11201

TRANSFER AND     Investors Fiduciary Trust Company
RECORD KEEPING   127 WEST 10TH STREET, KANSAS CITY, MO 64105-1716
AGENT

INDEPENDENT      KPMG Peat Marwick LLP
AUDITORS         4200 NORWEST CENTER, MINNEAPOLIS, MN 55402

LEGAL COUNSEL    Dorsey & Whitney P.L.L.P.
                 220 SOUTH SIXTH STREET, MINNEAPOLIS, MN 55402

PIPER CAPITAL                                              ---------------
 MANAGEMENT                                                   Bulk Rate
                                                            U.S. Postage
PIPER CAPITAL MANAGEMENT INCORPORATED                           PAID
222 SOUTH NINTH STREET                                     Permit No. 3008
MINNEAPOLIS, MN 55402-3804                                    Mpls., MN
                                                           ---------------



[LOGO]  PIPER JAFFRAY INC., FUND SPONSOR AND NASD MEMBER.
        THIS DOCUMENT IS PRINTED ON PAPER MADE FROM
        100% TOTAL RECOVERED FIBER, INCLUDING 15% POST-CONSUMER WASTE.

        033-96   XUS-01   12/95



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